NUMBER                                                        ___________ SHARES
-------


                      WESTERN UNITED FINANCIAL CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                  COMMON STOCK


                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT                                           CUSIP: ___________

IS THE OWNER OF


       FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH
                             OF THE COMMON STOCK OF

                      WESTERN UNITED FINANCIAL CORPORATION


TRANSFERABLE ON THE BOOKS OF THE COMPANY IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR. WITNESS THE SEAL OF THE COMPANY AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.


DATED:


                      WESTERN UNITED FINANCIAL CORPORATION
                                    CORPORATE
                                    DELAWARE
                                      SEAL
                                      2006


By: ______________________________                ______________________________
                  President                                            Secretary


By:  _____________________________
               Transfer Agent


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




The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -         as tenants in common                                   UNIF GIFT MIN ACT - ______Custodian ______
TEN ENT -       as tenants by the entireties                                        (Cust)                  (Minor)
JT TEN -        as joint tenants with                                                     under Uniform Gifts to
                right of survivorship and                                                 Minors Act __________
                not as tenants in common                                                                  (State)


         Additional abbreviations may also be used though not in the above list.




                      WESTERN UNITED FINANCIAL CORPORATION




         Western United Financial Corporation (the "Company") will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Company and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Amended and Restated Certificate of Incorporation of the Company and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Company), to all of which the holder of this certificate by acceptance hereof assents.




          FOR VALUE RECEIVED, ___________________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO




PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE



----------------------------------------


----------------------------------------




--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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_____________________________________________________________________ SHARES OF
THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.




DATED: _______________________




                                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.









Signature(s) Guaranteed:




-----------------------------------------

THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM, PURSUANT TO
SECURITIES AND EXCHANGE COMMISSION. RULE
17Ad-15).




         The holder of this certificate shall be entitled to receive funds from the Trust Account (as such term is defined in the Amended and Restated Certificate of Incorporation of the Company) only in the event of the Company's liquidation upon failure to consummate a Business Combination (as such term is defined in the Amended and Restated Certificate of Incorporation of the Company) or if the holder seeks to convert his respective shares into cash upon a Business Combination which he voted against and which is actually completed by the Company. In no other circumstances shall the holder have any right or interest of any kind in or to the Trust Account.


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